Exhibit 99.2

Merger of American Realty Capital Global Trust II with Global Net Lease (NYSE: GNL)

2 A MERICAN R EALTY C APITAL G LOBAL T RUST II, I NC . On December 20 , 2016 , stockholders of American Realty Capital Global Trust II, Inc . (“Global II”) voted at a Special Meeting of stockholders to approve the merger of Global II and Global Net Lease, Inc . (“GNL”) (NYSE : GNL) . For the reasons set forth in the joint Global II and GNL proxy statement/prospectus dated November 8 , 2016 , the Global II Board of Directors unanimously recommended that Global II stockholders vote “For” the proposals set forth in the proxy statement . The proxy materials can be found here: http://tinyurl.com/qa3ws8g INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION . THESE MATERIALS ARE AVAILABLE FREE OF CHARGE ON THE SEC’S WEBSITE AT WWW . SEC . GOV, AT WWW . GLOBALNETLEASE . COM OR AT WWW . ARCGLOBALTRUST 2 . COM . MERGER WITH GLOBAL NET LEASE, INC.

3 A MERICAN R EALTY C APITAL G LOBAL T RUST II, I NC . GLOBAL II SHARES WILL BE CONVERTED TO GNL SHARES Global II Stockholders will receive 2.27 GNL shares that will be tradeable on the New York Stock Exchange for each share of Global II owned. As GNL does not issue fractional shares Global II stockholders will receive cash for any fractional share resulting from the exc han ge calculation. HOLDING AND MOVING GNL SHARES TO A BROKERAGE ACCOUNT Immediately following the completion of the merger, each Global II share will convert into 2 . 27 GNL shares and those shares will move from being recorded at DST Systems, Inc . (“DST”), Global II’s current transfer agent, to being recorded at American Stock Transfer (“AST”), GNL’s transfer agent . • Most IRA and other custodial accounts : If you hold shares in an IRA or custodial account, it is likely that we will reconcile share balances in advance of the merger . The reconciliation will result in shares being moved in bulk automatically to the respective custodian . • All other accounts : Shares may be moved from AST to a brokerage account via a DRS (Direct Registration System) movement . This is used for individual accounts that are being transferred to existing brokerage accounts . An investor instructs his or her broker to initiate a DRS share movement . The broker submits the required information to his or her back office or directly through the DTCC, which will handle the actual movement of shares . The process to deposit shares into the stockholder’s brokerage account generally takes three business days from the initiation of the request . A stockholder who does not maintain a brokerage account must establish one before shares can be moved from AST . Please see the FAQ section for more information regarding statements and online access to stockholder accounts to help expedite this process . UPON CLOSING OF THE MERGER

IMPORTANT INFORMATION

American Realty Capital Global Trust II

You will need to have the following information on hand when initiating a DRS request:

1. GNL COMMON SHARES

- **FUND CUSIP:** 379378102
- **DTC NUMBER:** 7805
- **TICKER SYMBOL:** GNL
- **YOUR GNL ACCOUNT NUMBER:** ______________________
- **YOUR BROKERAGE ACCOUNT NUMBER:** ______________________

TRANSFER AGENT

The Transfer Agent for GNL is American Stock Transfer. Once Global II shares are converted into GNL shares, new account numbers will be established at AST. AST will mail each stockholder a new GNL account number. Stockholders will have online access to account information via AST's website. Once an account is established at AST, the stockholder must contact AST to update account information, change distribution options and even sell shares.

American Stock Transfer
Website: www.amstock.com
Telephone: 866-822-1236
Address: 6201 15th Avenue, Brooklyn, NY 11219

FRACTIONAL SHARES

Global II stockholders will be paid in cash for any fractional GNL shares that result from the 1 to 2.27 share conversion ratio. Only full GNL shares will remain after the merger closes. You can expect to receive payment for your fractional shares shortly after the merger closes. You will receive an amount equal to the product of any fraction of a share of GNL common stock remaining after the conversion from Global II stock, multiplied by the per share closing price of GNL common stock on the NYSE on the date of the closing of the merger.

ACCOUNT RECONCILIATION DEADLINE WAS DECEMBER 16, 2016

No changes to Global II account registration information (such as names and addresses) will be processed after December 16, 2016. This deadline for any such changes allows for account records to be reconciled and will help facilitate a smooth and orderly share transfer process.

For any other questions regarding this merger, contact:
Global Net Lease
405 Park Avenue
New York, NY 10022
Phone: (866) 902-0063

AMERICAN REALTY CAPITAL GLOBAL TRUST II, INC. 4

5 A MERICAN R EALTY C APITAL G LOBAL T RUST II, I NC . FREQUENTLY ASKED QUESTIONS HOW DO I SELL MY SHARES? Once your GNL shares are moved to a brokerage account, you should follow your brokerage platform’s procedures to sell shares . American Stock Transfer, GNL’s transfer agent, will process market orders for a fee . WHAT HAPPENS IF I DO NOT TRANSFER MY SHARES TO A BROKERAGE ACCOUNT? If you do not move your GNL shares to a brokerage account they will be held directly by American Stock Transfer, GNL’s transfer agent . You will continue to receive monthly distributions in connection with your GNL investment and may contact American Stock Transfer for account - related questions . AST may be reached at www . amstock . com or 866 - 822 - 1236 . WHAT SORT OF COMMUNICATION WILL I RECEIVE FROM GNL? You will receive several communications from GNL after the merger is complete . Communications will be in the form of hard copy and e - mail correspondence and through public filings available at www . globalnetlease . com and www . sec . gov . WHAT DISTRIBUTIONS SHOULD I EXPECT TO RECEIVE? In accordance with the merger agreement, you will receive a final distribution from Global II immediately following the completion of the merger prorated for the December 1 , 2016 through December 8 , 2016 period (December 8 , 2016 was the record date for GNL’s distribution) . This distribution will be calculated at the same rate Global II has historically paid ( $ 1 . 775 /share/year) . GNL shareholders of record as of January 6 , 2017 will receive a full distribution from GNL for the December 8 , 2016 through January 6 , 2017 period, payable on January 15 , 2017 .

6 A MERICAN R EALTY C APITAL G LOBAL T RUST II, I NC . FREQUENTLY ASKED QUESTIONS WHAT HAPPENED TO THE GLOBAL II DRIP PLAN? The Global II Dividend Reinvestment Plan (DRIP) was suspended after the announcement of the merger with GNL, and will be terminated at the completion of the merger . All distributions have been paid in cash starting with the distribution payable on August 1 , 2016 . GNL does not currently have a DRIP . CAN GNL OR GLOBAL II REQUEST A SHARE MOVEMENT FOR ME? No, share movements must be initiated by the shareholder (i . e . this is a “pull” and cannot be a “push”) . WILL MY COST BASIS BE RECORDED? Yes . Cost basis information will be passed from DST to American Stock Transfer . If your shares are held in a custodial account, your custodian will have recorded this information . WHAT ARE THE TAX CONSEQUENCES OF THIS MERGER? Assuming the merger qualifies as a reorganization, U . S . stockholders of Global II common stock generally will not recognize gain or loss for U . S . federal income tax purposes upon the receipt of GNL common stock in exchange for Global II common stock in connection with the merger, except with respect to cash received in lieu of fractional shares of GNL common stock . All holders of Global II common stock should read the discussion under the heading “Material U . S . Federal Income Tax Consequences” beginning on page 117 within the joint proxy statement/prospectus and consult their tax advisors as to the U . S . federal income tax consequences of the merger, as well as the effects of any other federal, state, local and non - U . S . tax laws .

7 A MERICAN R EALTY C APITAL G LOBAL T RUST II, I NC . ARCGlobalTrust2.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com 7